UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒           Definitive Proxy Statement

☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

BENIHANA INC.
(Name of Registrant as Specified in Its Charter)

BENIHANA OF TOKYO, INC. RHA TESTAMENTARY TRUST KEIKO ONO AOKI
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒          No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

BENIHANA OF TOKYO, INC.

August 5, 2011

Dear Fellow Common Stockholders of Benihana Inc.:

Benihana of Tokyo, Inc. (“BOT”) is a significant common stockholder of Benihana Inc. (“Benihana” or the “Company”), with current ownership of 2,153,744 shares of common stock, $0.10 par value per share (the “Common Stock”).  By way of background, BOT was founded in the 1960’s by the late Rocky Aoki, who was the founder of the “Benihana” restaurant concept.  Today, BOT owns or operates Benihana restaurants in certain territories outside the continental United States, Central and South America and the islands of the Caribbean Sea.  In fact, BOT currently has seventeen (17) Benihana locations across the globe, including a reputable roster of franchise partners like Marriott International, Inc., Fairmont Hotels and Resorts, and Starwood Hotels - Le Meridien.

For the reasons set forth in the attached Proxy Statement, we are strongly opposed to the proposed reclassification of the Company’s Class A Common Stock, par value $0.10 per share (“Class A Common Stock”), into Common Stock (the “Reclassification”).  After reviewing the information contained in this Proxy Statement, we hope that you, too, conclude that the Reclassification is grossly unfair to, and not in the best interests of, the Company’s common stockholders.

We have serious concerns regarding the Company’s true intentions with respect to the Reclassification.  The Company has scheduled a special meeting to vote on the Reclassification for September 12, 2011.  We do not understand why the Company is holding a costly special meeting of stockholders to consider the Reclassification when this proposal can easily be included on the agenda at this year’s 2011 annual meeting of stockholders (the “2011 Annual Meeting”).  The timing of the special meeting is even more troubling when you consider that the Company’s past two annual meetings have been held on August 20, 2009 and September 28, 2010.  We are seriously concerned that one of the Company’s primary motives for approving the Reclassification may be to manipulate the corporate voting machinery to dilute the voting power of the current common stockholders at the 2011 Annual Meeting.  We cannot think of any other legitimate reason for not including the Reclassification proposal on the agenda for the 2011 Annual Meeting.

We urge you to join us in opposing this proposed corporate action that would effectively dilute your voting power in the Company, while increasing the voting power of certain insiders and their respective affiliates.

Pursuant to the attached proxy statement, we are soliciting proxies from holders of shares of Benihana’s common stock to vote AGAINST the proposed Reclassification.

The Board of Directors of Benihana (the “Board”) has scheduled a special meeting of stockholders for the purpose of approving the proposed Reclassification (the “Special Meeting”).  The Special Meeting is scheduled to be held on Monday, September 12, 2011, at 2:00 p.m., Eastern Time at Doral Golf Resort and Spa, 4400 NW 87th Ave., Miami, FL 33178.

In connection with the proposed Reclassification, Benihana is proposing that stockholders approve and adopt an amendment and restatement of the Company’s certificate of incorporation, pursuant to which: (i) each share of Class A Common Stock, entitled to 1/10 of a vote per share on all matters to be voted on by the Common Stock except for the election of directors, for which the shares of Class A Common Stock vote separately as a class to elect 25% of the members of the board of directors, will be reclassified as and changed into one share of Common Stock, entitled to one vote per share; (ii) the class of Class A Common Stock will be eliminated; (iii) certain provisions relating to Benihana’s dual-class common stock structure and the class of Class A Common Stock will be eliminated; and (iv) the number of authorized shares of Common Stock will be increased from 12,000,000 to 30,000,000, representing a reduction from the pre-Reclassification number of total authorized shares of all classes of common stock of 44,500,000 shares (i.e., the increase in the number of authorized shares of Common Stock is less than the number of authorized shares of Class A Common Stock being eliminated).

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.  The attached Proxy Statement and the enclosed GOLD proxy card are first being furnished to Benihana’s holders of shares of Common Stock on or about August 8, 2011.

If you have already voted a proxy card furnished by the Company’s management, you have every right to change your votes by signing, dating and returning a later dated proxy.

If you have any questions or require any assistance with your vote, please contact SCB Advising, Inc., who is assisting us, at their phone numbers listed on the following page.

Thank you for your support,

/s/ Keiko Ono Aoki

Keiko Ono Aoki

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of BOT’s proxy materials, please call
SCB Advising, Inc. at the phone numbers listed below.

SCB ADVISING, INC.

Please call: 1-877-786-3323 or 1-646-290-5243

SPECIAL MEETING OF STOCKHOLDERS
OF
BENIHANA INC.
_________________________

PROXY STATEMENT

OF

BENIHANA OF TOKYO, INC.
RHA TESTAMENTARY TRUST
KEIKO ONO AOKI
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

The members of the BOT Group (as defined below) are the largest stockholders of Benihana Inc., a Delaware corporation (“Benihana” or the “Company”).  The BOT Group is writing to you in connection with the proposed reclassification of the Company’s Class A Common Stock, par value $0.10 per share (“Class A Common Stock”) into Common Stock, par value $0.10 per share (“Common Stock”) (the “Reclassification”).

The Board of Directors of Benihana (the “Board”) has scheduled a special meeting of stockholders for the purpose of approving the proposed Reclassification (the “Special Meeting”).  The Special Meeting is scheduled to be held on Monday, September 12, 2011, at 2:00 p.m., Eastern Time at Doral Golf Resort and Spa, 4400 NW 87th Ave., Miami, FL 33178.  In connection with the proposed Reclassification, Benihana is proposing that stockholders approve and adopt an amendment and restatement of the Company’s certificate of incorporation, pursuant to which: (i) each share of Class A Common Stock, entitled to 1/10 of a vote per share on all matters to be voted on by the Common Stock except for the election of directors, for which the shares of Class A Common Stock vote separately as a class to elect 25% of the members of the board of directors, will be reclassified as and changed into one share of Common Stock, entitled to one vote per share; (ii) the class of Class A Common Stock will be eliminated; (iii) certain provisions relating to Benihana’s dual-class common stock structure and the class of Class A Common Stock will be eliminated; and (iv) the number of authorized shares of Common Stock will be increased from 12,000,000 to 30,000,000, representing a reduction from the pre-Reclassification number of total authorized shares of all classes of common stock of 44,500,000 shares (i.e., the increase in the number of authorized shares of Common Stock is less than the number of authorized shares of Class A Common Stock being eliminated).

The BOT Group is strongly opposed to the proposed Reclassification for the following reasons:

•	the proposed Reclassification is not in the best interests of the Company’s common stockholders;

•
the Reclassification would benefit certain of the Company’s insiders, including BFC Financial Corporation (“BFC”) and Coliseum Capital Management,  while diluting and disenfranchising the vast majority of the Company’s common stockholders; and

•	the Board conducted a highly questionable process in considering and approving the Reclassification.

You should refer to the information set forth under the heading “REASONS TO DEFEAT THE PROPOSED RECLASSIFICATION” for a more detailed explanation of the BOT Group’s reasons for opposing the proposed Reclassification.

The BOT Group is soliciting proxies from the stockholders of Benihana AGAINST the following Reclassification-related proposals (collectively, the “Reclassification Proposal”):

1.           The Company’s proposal to approve the Reclassification; and

2.           The Company’s proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reclassification.

The BOT Group is composed of Benihana of Tokyo, Inc., a New York corporation (“BOT”), RHA Testamentary Trust, a trust established under the laws of New York (the “Trust”) and Keiko Ono Aoki (collectively, the “BOT Group” or “we”).  For additional information concerning the members of the BOT Group and the participants in this proxy solicitation, please refer to the information set forth under the heading “Other Participant Information.”  This Proxy Statement and the GOLD proxy card are first being furnished to Benihana’s holders of shares of Common Stock on or about August 8, 2011.

Benihana has set the record date for determining stockholders entitled to notice of and to vote at the Special Meeting as July 18, 2011 (the “Record Date”).  The mailing address of the principal executive offices of Benihana is 8685 Northwest 53rd Terrace, Miami, Florida 33166.  Holders of record of shares of Common Stock, Class A Common Stock and Series B Convertible Preferred Stock, par value $1.00 per share (“Series B Preferred Stock”) at the close of business on the Record Date will be entitled to vote at the Special Meeting.  As of the close of business on the Record Date, there were 6,009,154 shares of Common Stock, 10,649,978 shares of Class A Common Stock and 500,000 shares of Series B Preferred Stock outstanding. The participants in this solicitation intend to vote all 2,153,744 shares of Common Stock beneficially owned by them and that may be voted by them at the Special Meeting, AGAINST the Company’s Reclassification Proposal.

According to the Company’s registration statement on Form S-4 (Amendment No. 2), filed with the Securities and Exchange Commission (the “SEC”) on July 29, 2011, approval of the Reclassification will require the affirmative vote of (i) a majority in voting power of the outstanding shares of Common Stock, Class A Common Stock and Series B Preferred Stock, voting together as a single class; (ii) a majority of the outstanding shares of  Class A Common Stock, voting as a separate class; (iii) a majority of the outstanding shares of Common Stock, voting as a separate class (excluding the Series B Preferred Stock); (iv) a majority of the outstanding shares of Series B Preferred Stock, voting as a separate class; and (v) a majority in voting power of the outstanding shares of Common Stock and Series B Preferred Stock, voting together as a single class. Approval of the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of a majority of votes cast by the holders of Common Stock, Class A Common Stock and Series B Preferred Stock, voting as a single class.  With respect to the vote of the total voting power of the Company voting together, each holder of Common Stock has one vote per share, each holder of Class A Common Stock has 1/10 of a vote per share, and each holder of Series B Preferred Stock has one vote per share of Common Stock into which such shares of Series B Preferred Stock are convertible. The class vote solely of the Common Stock required to approve the Reclassification will not include any votes by the Series B Preferred Stock, which otherwise votes on an “as if converted” basis together with holders of Common Stock on all matters put to a vote of the holders of Common Stock.

THIS SOLICITATION IS BEING MADE BY THE BOT GROUP AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF BENIHANA.  THE BOT GROUP IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE SPECIAL MEETING.  SHOULD OTHER MATTERS, WHICH THE BOT GROUP IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE SPECIAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

THE BOT GROUP URGES YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD TO VOTE AGAINST THE RECLASSIFICATION PROPOSAL.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY BENIHANA’S MANAGEMENT TO THE COMPANY, YOU MAY REVOKE THAT PROXY AND VOTE AGAINST THE RECLASSIFICATION BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE SPECIAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE SPECIAL MEETING TO BOT, C/O SCB ADVISING, INC. WHICH IS ASSISTING IN THIS SOLICITATION, OR TO THE SECRETARY OF BENIHANA, OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 12, 2011

This Proxy Statement and GOLD proxy card are available at:
www.b-o-tmaterials.com

IMPORTANT

Your vote is important, no matter how many or how few shares of Common Stock you own.  We urge you to sign, date, and return the enclosed GOLD proxy card today to vote AGAINST the Reclassification Proposal.

The BOT Group does not believe that the Reclassification is in the best interest of all the Company’s stockholders.  A vote AGAINST the Reclassification Proposal will enable you – as the owners of Benihana – to send a message to the Board that you are committed to maximizing the value of your shares of Common Stock and that you will not approve a proposed transaction that benefits only certain self-interested insiders while diluting and disenfranchising the vast majority of common stockholders.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to BOT, c/o SCB Advising, Inc., in the enclosed envelope today.

•
If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote.  Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

•
Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed voting form.

If you have any questions regarding your proxy, or need assistance in voting your shares of Common Stock, please call:

SCB ADVISING, INC.

1-877-786-3323 or 1-646-290-5243

PROPOSAL NO. 1

APPROVAL OF THE RECLASSIFICATION

You are being asked by Benihana to approve the Reclassification Proposal.  For the reasons discussed below, we strongly oppose the Reclassification Proposal, and urge you to support our efforts in voting down the Reclassification.  To that end, we are soliciting your proxy to vote AGAINST Proposal No. 1.

We urge you to demonstrate your opposition to the proposed Reclassification and to send a message to the Board that the proposed Reclassification is not in the best interests of the Company’s common stockholders by signing, dating and returning the enclosed GOLD proxy card as soon as possible.

REASONS TO DEFEAT THE PROPOSED RECLASSIFICATION

We were disappointed to learn back in May 2011 that the Board had terminated the strategic review process that was aimed at maximizing stockholder value in favor of the Reclassification, a proposed action that effectively dilutes the Company’s common stockholders and increases the voting power of certain of the Company’s insiders and affiliates.

We Question the Purported Reasons for the Reclassification

The Company claims the Reclassification would bring greater liquidity, alignment of voting and economic interests and the simplification of the capital structure of the Company.  However, we note the following:

•	Even if the Reclassification is approved, a dual class structure would still exist at the Company following the Reclassification, giving BFC an effective veto on certain corporate decisions.

•
Liquidity issues are likely to exist after the Reclassification, if approved, since, based on previous combined daily trading volume data, the daily trading volume would only average approximately 0.3% of the Company’s total outstanding shares post-Reclassification.  We believe this liquidity problem could have been better addressed by placing more emphasis on an investor relations program.

•
In the past six months, the Company has granted 650,000 shares of Class A common stock to certain executive officers, including 400,000 shares to the CEO.  Post-Reclassification the voting rights of these executive officers would increase tenfold.  This action was not disclosed to or anticipated by stockholders when they voted on the increase in shares in the Company’s 2007 Equity Incentive Plan at the Company’s 2009 annual meeting of stockholders.

The Board states that proper corporate governance played into its decision to approve the Reclassification.  Consider, however, that after five months of its strategic review process the Board extended the stockholder rights plan it now purportedly wants to eliminate without putting such extension to a stockholder vote.  It should also be noted that the Company is still not seeking stockholder approval for the rights plan.  Instead, the Company makes the elimination of the rights plan contingent on the approval of the Reclassification.  This leads us to question the genuineness of the Board’s stated concern with proper corporate governance.

We Believe the Reclassification Disproportionately Benefits Certain Company Insiders at the Expense of the Common Stockholders

In light of what we believe are evident and significant shortcomings of the Reclassification as a means to address liquidity concerns and enhance stockholder value by attracting institutional investors, we question the true motivation behind the Board’s approval of the Reclassification.

We Question Whether the Company Conducted a Fair Process in Considering and Approving the Reclassification

We are concerned that the process conducted by the Company in considering and approving the Reclassification may not have been appropriately conducted.  We believe at least five of the ten members of the Board have interests in the Reclassification that significantly diverge from the best interests of the vast majority of the Company’s unaffiliated common stockholders.  BFC principals or employees currently hold four of ten Benihana director positions, while director Adam Gray is the managing partner of Coliseum, whose voting rights are set to increase significantly from 9.2% to 13.6% under the proposed Reclassification.

We question why the Board did not form an independent special committee to review and consider the Reclassification.  In fact, we have reason to believe it was these five Board members who, acting through an Executive Committee of the Board, controlled the process that resulted in the approval of the Reclassification, an action that benefits these Board members and their respective affiliates and associates.  We are troubled that the Executive Committee of the Board is made up of three BFC director representatives, Messrs. Levan, Abdo and Dornbush, and a fourth director, Richard C. Stockinger, whose compensation is determined by the BFC-controlled compensation committee.  The fifth member is Adam Gray of Coliseum.   We are further troubled by the apparent lack of transparency in the Executive Committee’s deliberations as it is our understanding that the Executive Committee has been controlling all key Board decisions and actions behind closed doors.

That the five members of the Board have such conflicts of interest and have engaged in related party transactions, places a large cloud of doubt as to whether the best interests of the Company’s common stockholders were adequately addressed throughout the failed sale process and the process that led to the Reclassification.

We Question the Timing of the Reclassification and the Need for a Special Meeting when this Year’s Annual Meeting is Soon-Approaching

We also question the timing of the Reclassification and the Special Meeting.  Given the significant outlay of resources to conduct a ten-month long strategic review process, we find the decision to now use further Company resources on soliciting stockholder support for the Reclassification at a special meeting rather than including the item on the agenda at the 2011 annual meeting of stockholders (the “2011 Annual Meeting”) later this year, to be a major cause of concern.  We believe the Board should abandon the Reclassification proposal, but should they decide to nevertheless proceed with a stockholder vote, such vote should occur at the 2011 Annual Meeting.

*           *           *

In our opinion, the Board has not lived up to its responsibilities to protect the best interests of all Benihana stockholders in approving the Reclassification.  The Board’s fiduciary duty is to focus on the best interests of all the Company’s stockholders, and we believe that an independent and conflict-free strategic review committee of the Board should have reviewed this proposed action before it was presented to the full Board for consideration.

THE BOT GROUP URGES YOU TO VOTE AGAINST THE RECLASSIFICATION PROPOSAL BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD AS SOON AS POSSIBLE.

PROPOSAL NO. 2

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE RECLASSIFICATION

You are being asked by Benihana to approve a proposal to grant the Company authority to vote your shares of Common Stock to adjourn the Special Meeting, if necessary or appropriate, to provide additional time to solicit additional proxies in favor of approving the Reclassification.  For the reasons discussed above, we oppose the proposed Reclassification.  To that end, we are soliciting your proxy to vote AGAINST Proposal No. 2.

THE BOT GROUP URGES YOU TO VOTE AGAINST BENIHANA’S PROPOSAL TO APPROVE ANY MOTION TO ADJOURN THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES FOR THE RECLASSIFICATION PROPOSAL.

VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting.  Holders of Common Stock are entitled to one vote per share, holders of Class A Common Stock are entitled to 1/10 of a vote per share, and Series B Preferred Stock are entitled to one vote per share of Common Stock into which such shares of Series B Preferred Stock are convertible.

Stockholders who sell shares of Common Stock, Class A Common Stock or Series B Preferred Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock, Class A Common Stock or Series B Preferred Stock.  Stockholders of record on the Record Date will retain their voting rights in connection with the Special Meeting even if they sell such shares of Common Stock, Class A Common Stock or Series B Preferred Stock after the Record Date.  Based on publicly available information, we believe that the only outstanding classes of securities of Benihana entitled to vote at the Special Meeting are the shares of Common Stock, Class A Common Stock and Series B Preferred Stock.

Shares of Common Stock represented by properly executed GOLD proxy cards will be voted at the Special Meeting as marked and, in the absence of specific instructions, will be voted AGAINST the Reclassification and AGAINST the proposal to adjourn the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reclassification.

QUORUM

The presence at the Special Meeting, in person or by proxy, of the holders of at least one-third (1/3) of the voting power of the Common Stock, the Class A Common Stock, and the Series B Preferred Stock outstanding on the Record Date is a quorum for the purposes of approving the Reclassification proposal. Under Delaware law, the quorum for the vote on the proposal to approve the Reclassification will be a majority of the Common Stock, viewed separately, a majority of the Class A Common Stock, viewed separately, a majority of the Series B Preferred Stock, viewed separately, and a majority in voting power of the Common Stock and Series B Preferred Stock, viewed separately, on the Record Date. Abstentions from voting will be counted to determine the presence or absence of a quorum at the Special Meeting and for each matter submitted to the stockholders at the Special Meeting. However, “broker non-votes,” as defined below, will not be counted for purposes of determining whether a quorum is present.

Under the bylaws of the Company, except as otherwise provided by law or the Company’s certificate of incorporation, one-third of the voting power of the Class A Common Stock, the Common Stock and the Series B Preferred Stock represented in person or by proxy constitutes a quorum for purposes of any proposal submitted for stockholder action at a meeting of stockholders. Under Delaware law, the quorum for the vote on the proposal to approve the Reclassification will be a majority of the Common Stock, viewed separately, a majority of the Class A Common Stock, viewed separately, a majority of the Series B Preferred Stock, viewed separately, and a majority in voting power of the Common Stock and Series B Preferred Stock, viewed separately. Abstentions will be counted to determine the presence or absence of a quorum at the special meeting and for each matter submitted to the stockholders at the special meeting. “Broker non-votes,” as defined below, will not be counted for purposes of determining whether a quorum is present.

VOTES REQUIRED FOR APPROVAL

Reclassification: Approval of the Reclassification will require the affirmative vote of (i) a majority in voting power of the outstanding shares of Common Stock, Class A Common Stock and Series B Preferred Stock, voting together as a single class; (ii) a majority of the outstanding shares of Class A Common Stock, voting as a separate class; (iii) a majority of the outstanding shares of Common Stock (excluding the Series B Preferred Stock), voting as a separate class; (iv) a majority of the outstanding shares of Series B Preferred Stock, voting as a separate class; and (v) a majority in voting power of the outstanding shares of Common Stock and Series B Preferred Stock, voting together as a single class. The class vote solely of the Common Stock required to approve the Reclassification will not include any votes by the Series B Preferred Stock, which otherwise votes on an “as if converted” basis together with holders of Common Stock on all matters put to a vote of the holders of the Common Stock.

Adjournment of Special Meeting: Approval of the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of a majority of votes cast by the holders of Common Stock, Class A Common Stock and Series B Preferred Stock, voting as a single class.

DISCRETIONARY VOTING

Shares of Common Stock held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such shares of Common Stock provide them with instructions on how to vote.

ABSTENTIONS AND BROKER NON-VOTES

Abstentions marked on your proxy card will not be voted FOR or AGAINST the proposal as to which you have abstained, but these shares will be counted in determining a quorum. Because approval of the Reclassification proposal requires the affirmative vote of a majority of the Company’s voting power, an abstention as to the Reclassification proposal will have the same effect as a vote AGAINST the Reclassification proposal. Because the proposal to adjourn the special meeting, if necessary or appropriate, requires the affirmative vote of a majority of the votes cast by holders of the Company’s Common Stock, Class A Common Stock and Series B Preferred Stock, abstentions will be counted neither FOR nor AGAINST such proposal.

Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from the beneficial owners. If specific instructions are not received by brokers, they may vote those shares in their discretion only on routine matters. The Reclassification would not be deemed a routine matter.  Thus, your broker or other nominee does not have discretionary authority to vote on the Reclassification. Thus, if your shares are held in “street name” and you do not provide instructions as to how your shares are to be voted, your broker or other nominee will not be able to vote your shares on the Reclassification proposal. Shares of Common Stock as to which brokers do not have or have not exercised such discretionary authority are considered “broker non-votes.” Broker non-votes will have the effect of a vote AGAINST the approval of the Reclassification. Because the proposal to solicit additional proxies, if necessary or appropriate, must be approved by a majority of the votes cast by the holders of the Company’s Common Stock, Class A Common Stock and Series B Preferred Stock, broker non-votes will not be counted as votes for or against that proposal.

ADJOURNMENTS AND POSTPONEMENTS

Although it is not currently expected, the Special Meeting may be adjourned or postponed (to the extent permitted by law) for the purpose of, among other things, soliciting additional proxies. In the absence of a quorum at the Special Meeting, and thus regardless of the approval of the adjournment proposal above, any adjournment may be made without notice (if the adjournment is not for more than 30 days after the record date and no new record date is set), other than by an announcement made at the Special Meeting of the time, date and place of the adjourned meeting.

The proposal to adjourn the Special Meeting, if necessary or appropriate, for the purpose of soliciting additional proxies requires the affirmative vote of a majority of votes cast by the holders of Common Stock, Class A Common Stock and Series B Preferred Stock, voting as a single class, at the Special Meeting, whether or not a quorum exists. Any signed proxies received in which no voting instructions are provided on such matter will be voted AGAINST the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies. Any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.

REVOCATION OF PROXIES

Stockholders of Benihana may revoke their proxies at any time prior to exercise by attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to BOT in care of SCB Advising, Inc. at the address set forth on the back cover of this Proxy Statement or to Benihana at General Counsel, Benihana Inc., at 8685 Northwest 53rd Terrace, Miami, Florida 33166 or any other address provided by Benihana.  Although a revocation is effective if delivered to Benihana, BOT requests that either the original or photostatic copies of all revocations be mailed to BOT at the address set forth on the back cover of this Proxy Statement so that BOT will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of shares.  Additionally, SCB Advising, Inc. may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies.

IF YOU WISH TO VOTE AGAINST THE RECLASSIFICATION, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the BOT Group.  Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

The BOT Group has entered into an agreement with SCB Advising, Inc. for solicitation and advisory services in connection with this solicitation, for which SCB Advising, Inc. will receive a fee not to exceed $100,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. SCB Advising, Inc. will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  The BOT Group has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record.  The BOT Group will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that SCB Advising, Inc. will employ approximately 6-10 persons to solicit Benihana stockholders for the Special Meeting.

The entire expense of soliciting proxies is being borne by the BOT Group.  Costs of this solicitation of proxies are currently estimated to be approximately $200,000.  The BOT Group estimates that through the date hereof, its expenses in connection with this solicitation are approximately $80,000.  The BOT Group intends to seek reimbursement from Benihana of all expenses it incurs in connection with the solicitation of proxies.  The BOT Group does not intend to submit the question of such reimbursement to a vote of security holders of Benihana.

OTHER PARTICIPANT INFORMATION

The participants in this proxy solicitation are BOT, the Trust and Ms. Aoki. The principal business of BOT is the operation of certain Benihana-brand restaurants in Hawaii. The principal business of the Trust is to own all of the shares of BOT. The principal occupation of Ms. Aoki is founder of Altesse, a New York consultancy firm, and owner of Keiko Aoki Specialty Catering. The Trust is the sole stockholder of BOT, and Ms. Aoki is the sole trustee of the Trust. The principal business address of BOT is 645 Fifth Avenue, New York, New York 10022. The principal business address of each of Ms. Aoki and the Trust is 641 Fifth Avenue, New York, New York 10022.  As of the date hereof, BOT beneficially owns 2,153,744 shares of Common Stock. By virtue of the relationships described above, each of the Trust and Ms. Aoki may be deemed to beneficially own the 2,153,744 shares of Common Stock owned by BOT.

Each participant in this solicitation, as a member of a “group” with the other participants for the purposes of Section 13(d)(3) of the Exchange Act, may be deemed to beneficially own the 2,153,744 shares of Common Stock collectively owned in the aggregate by the participants.  Each participant in this solicitation disclaims beneficial ownership of the shares of Common Stock she or it does not directly own.  For information regarding purchases and sales of securities of the Company during the past two years by the participants in this solicitation, see Schedule I.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of Benihana; (iii) no participant in this solicitation owns any securities of Benihana which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of Benihana during the past two years; (v) no part of the purchase price or market value of the securities of Benihana owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of Benihana, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of Benihana; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of Benihana; (ix) no participant in this solicitation or any of his associates was a party to any transaction, or series of similar transactions, since the beginning of Benihana’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which Benihana or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his associates has any arrangement or understanding with any person with respect to any future employment by Benihana or its affiliates, or with respect to any future transactions to which Benihana or any of its affiliates will or may be a party; (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Special Meeting, (xii) no participant in this solicitation holds any positions or offices with Benihana; (xiii) no participant in this solicitation has a family relationship with any director, executive officer, or person nominated or chosen by Benihana to become a director or executive officer and (xiv) no corporations or organizations, with which any participant in this solicitation has been employed in the past five years, is a parent, subsidiary or other affiliate of Benihana.  There are no material proceedings to which any participant in this solicitation or any of his associates is a party adverse to Benihana or any of its subsidiaries or has a material interest adverse to Benihana or any of its subsidiaries.  With respect to each of the participant in this solicitations, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

OTHER MATTERS AND ADDITIONAL INFORMATION

OTHER MATTERS

Other than those discussed above, the BOT Group is unaware of any other matters to be considered at the Special Meeting.  However, should other matters, which the BOT Group is not aware of a reasonable time before this solicitation, be brought before the Special Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

STOCKHOLDER PROPOSALS

According to the Company’s Proxy Statement/Prospectus for the Special Meeting, stockholders may submit proposals on matters appropriate for stockholder action at future annual meetings of the Company’s stockholders by following the rules of the Securities and Exchange Commission. Proposals intended for inclusion in the Company’s proxy statement and proxy card relating to the Company’s next annual meeting must have been received by the Company no later than May 11, 2011. If next year’s annual meeting is held on a date more than 30 calendar days before or after September 28, 2011, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. In addition, the Company’s By-Laws currently provide that no proposal may be properly raised at next year’s annual meeting unless the Company receives notice of the proposal not less than 60 days nor more than 90 days prior to the meeting.

However, in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given to stockholders, notice of a proposal must be received not later than the 10th day following the day on which notice of the date of the annual meeting is mailed or public disclosure is made. All proposals and notifications should be addressed to the Company’s General Counsel, Benihana Inc., 8685 Northwest 53rd Terrace, Miami, Florida 33166.

INCLUSION BY REFERENCE

THE BOT GROUP HAS OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS INCLUDED IN THE COMPANY’S PROXY STATEMENT/PROSPECTUS RELATING TO THE SPECIAL MEETING.  THIS DISCLOSURE INCLUDES, AMONG OTHER THINGS, THE STRUCTURE OF THE RECLASSIFICATION, DESCRIPTION OF THE COMPANY’S CAPITAL STOCK, DESCRIPTION OF THE CAPITAL STOCK POST-RECLASSIFICATION, COMPARISON OF STOCKHOLDER RIGHTS, AND OTHER IMPORTANT INFORMATION.  ALTHOUGH WE DO NOT HAVE ANY KNOWLEDGE INDICATING THAT ANY STATEMENT MADE BY THE BOT GROUP HEREIN IS UNTRUE, WE DO NOT TAKE ANY RESPONSIBILITY FOR THE ACCURACY OR COMPLETENESS OF STATEMENTS TAKEN FROM PUBLIC DOCUMENTS AND RECORDS THAT WERE NOT PREPARED BY OR ON OUR BEHALF, OR FOR ANY FAILURE BY BENIHANA TO DISCLOSE EVENTS THAT MAY AFFECT THE SIGNIFICANCE OR ACCURACY OF SUCH INFORMATION.

The information concerning Benihana contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

BENIHANA OF TOKYO, INC.

August 5, 2011

SCHEDULE I

PURCHASES AND SALES IN THE COMMON STOCK OF BENIHANA
DURING THE PAST TWO YEARS

Transaction	Date	Quantity	Price ($)

KEIKO ONO AOKI

Buy	05/26/2009	100	6.4000
Buy	05/26/2009	300	6.3800
Buy	05/26/2009	100	6.3900
Buy	05/27/2009	500	6.4400
Buy	05/28/2009	500	6.3900
Buy	06/01/2009	500	7.0400
Buy	06/01/2009	200	7.0400
Buy	06/02/2009	500	7.0000
Buy	06/02/2009	200	6.9500
Buy	06/02/2009	300	6.9200
Buy	06/03/2009	400	6.7900
Buy	06/04/2009	200	6.9500
Buy	06/04/2009	300	6.9900
Buy	06/04/2009	300	6.9600
Buy	06/05/2009	300	6.9200
Buy	06/05/2009	200	6.8800
Buy	06/08/2009	500	6.9900
Buy	06/08/2009	100	6.9000
Buy	06/09/2009	341	6.9500
Buy	06/10/2009	500	6.9700
Buy	06/10/2009	200	6.7000
Buy	06/11/2009	200	6.1400
Buy	06/11/2009	500	5.9500
Buy	06/11/2009	100	5.8400
Buy	06/11/2009	300	5.7100
Buy	06/12/2009	500	6.1300
Buy	06/15/2009	500	6.2680
Buy	06/15/2009	500	6.1100
Buy	06/16/2009	500	6.2500
Buy	06/16/2009	500	6.0500
Buy	06/17/2009	500	6.2500
Buy	06/17/2009	500	5.8400
Buy	06/17/2009	1,000	5.8400
Buy	06/18/2009	500	6.1000
Buy	06/18/2009	500	6.1000
Buy	06/22/2009	1,000	6.3960
Buy	06/22/2009	500	6.1700

Buy	06/23/2009	718	6.1000
Buy	06/23/2009	500	6.1700
Buy	06/23/2009	500	6.1700
Buy	06/25/2009	1,000	6.2000
Buy	06/26/2009	1,000	6.2500
Buy	06/29/2009	1,000	6.5700
Buy	06/30/2009	300	6.5000
Buy	06/30/2009	200	6.5000
Buy	07/02/2009	500	7.2800
Buy	07/06/2009	500	7.5000
Buy	07/17/2009	500	7.7800
Buy	07/17/2009	500	7.7800
Buy	07/20/2009	500	8.1000
Buy	07/21/2009	231	8.0000
Buy	07/21/2009	300	8.0200
Buy	07/21/2009	100	8.0500
Buy	07/21/2009	200	8.0800
Buy	07/23/2009	500	8.1900
Buy	07/23/2009	300	8.2600
Buy	07/23/2009	100	8.2300
Buy	07/24/2009	100	8.2900
Buy	07/24/2009	500	8.2900
Buy	07/24/2009	200	8.2100
Buy	07/24/2009	200	8.2600
Buy	07/27/2009	200	8.3300
Buy	07/27/2009	100	8.3300
Buy	07/27/2009	200	8.3300
Buy	07/27/2009	100	8.3400
Buy	07/27/2009	300	8.3500
Buy	07/28/2009	100	8.3500
Buy	07/28/2009	100	8.3500
Buy	07/28/2009	200	8.3300
Buy	07/28/2009	100	8.3300
Buy	07/28/2009	100	8.3300
Buy	07/28/2009	200	8.3100
Buy	07/28/2009	100	8.3100
Buy	07/29/2009	300	8.4500
Buy	07/30/2009	400	8.6500
Buy	07/30/2009	100	8.7900
Buy	07/30/2009	100	8.7800
Buy	07/30/2009	100	8.7800
Buy	07/30/2009	200	8.7800
Buy	07/30/2009	200	8.7300

Buy	07/31/2009	100	8.7500
Buy	07/31/2009	200	8.6800
Buy	07/31/2009	500	8.6500
Buy	07/31/2009	100	8.6900
Buy	07/31/2009	100	8.6300
Buy	08/03/2009	100	8.6100
Buy	08/03/2009	100	8.6300
Buy	08/03/2009	100	8.6100
Buy	08/03/2009	200	8.6300
Buy	08/03/2009	300	8.6300
Buy	08/03/2009	100	8.6300
Buy	08/04/2009	100	8.5400
Buy	08/04/2009	100	8.6100
Buy	08/04/2009	100	8.6400
Buy	08/04/2009	100	8.8700
Buy	08/04/2009	100	8.6500
Sell	08/05/2009	(300)	8.5000
Buy	08/05/2009	500	8.5300
Buy	08/06/2009	200	8.6300
Buy	08/06/2009	100	8.6100
Buy	08/06/2009	100	8.5800
Buy	08/06/2009	100	8.5550
Buy	08/06/2009	100	8.4500
Buy	08/06/2009	100	8.4400
Buy	08/12/2009	100	9.0600
Buy	08/12/2009	100	9.0300
Buy	08/12/2009	100	9.0000
Buy	08/12/2009	200	9.0000
Buy	08/13/2009	100	8.8000
Buy	08/13/2009	400	8.6500
Buy	08/14/2009	300	8.2300
Buy	08/14/2009	100	8.2200
Buy	08/24/2009	100	8.3000
Buy	08/24/2009	100	8.7600
Buy	08/24/2009	100	8.7200
Buy	08/25/2009	100	8.7232
Buy	08/25/2009	100	8.6800
Buy	08/25/2009	200	8.7000
Buy	08/26/2009	200	8.5900
Buy	08/26/2009	100	8.5800
Buy	08/26/2009	200	8.5000
Buy	08/27/2009	250	8.3200
Buy	08/27/2009	100	8.2900

Buy	08/27/2009	50	8.2600
Buy	08/27/2009	300	8.2500
Buy	08/31/2009	200	8.0000
Buy	08/31/2009	100	7.9000
Buy	09/01/2009	100	7.1394
Buy	09/01/2009	100	7.1300
Buy	09/01/2009	200	7.0000
Buy	09/04/2009	100	7.3800
Buy	09/04/2009	200	7.2400
Buy	09/04/2009	100	7.3700
Buy	09/04/2009	100	7.2300
Buy	09/08/2009	500	7.2400
Buy	09/09/2009	300	7.2000
Buy	09/10/2009	300	7.2000
Buy	09/10/2009	200	7.1600
Buy	09/14/2009	138	7.0600
Buy	09/15/2009	100	7.1000
Buy	09/17/2009	100	7.0100
Buy	09/17/2009	100	6.9700
Buy	09/17/2009	100	6.9800
Buy	09/17/2009	100	7.0000
Buy	09/17/2009	100	7.0000
Buy	09/18/2009	300	7.0100
Buy	09/18/2009	200	7.0050
Buy	09/18/2009	300	6.9500
Buy	09/21/2009	100	6.9500
Buy	09/21/2009	200	6.9300
Buy	09/21/2009	200	6.9300
Buy	09/22/2009	300	6.9000
Buy	09/23/2009	200	6.9000
Buy	09/23/2009	200	6.9400
Buy	09/23/2009	100	6.8900
Buy	09/24/2009	500	6.8300
Buy	09/24/2009	100	6.9200
Buy	09/25/2009	100	6.8500
Buy	09/28/2009	100	6.7900
Buy	09/28/2009	100	6.7700
Buy	09/28/2009	100	6.9400
Buy	09/29/2009	300	6.8600
Buy	09/29/2009	300	6.6000
Buy	09/29/2009	100	6.5300
Buy	09/29/2009	100	6.5000
Buy	09/30/2009	100	6.3500

Buy	09/30/2009	300	6.3000
Buy	09/30/2009	200	6.3300
Buy	09/30/2009	200	6.2800
Buy	09/30/2009	200	6.1800
Buy	10/01/2009	100	6.0260
Buy	10/01/2009	100	6.0200
Buy	10/01/2009	200	5.9300
Buy	10/01/2009	100	5.9300
Buy	10/05/2009	100	6.4000
Buy	10/06/2009	300	6.4500
Buy	10/08/2009	100	6.6300
Buy	10/08/2009	100	6.8000
Buy	10/13/2009	100	6.9100
Buy	10/13/2009	300	6.8000
Buy	10/13/2009	200	6.7800
Buy	10/14/2009	100	6.8500
Buy	10/14/2009	100	6.7800
Buy	10/15/2009	200	6.9000
Buy	10/15/2009	100	6.9000
Buy	10/20/2009	100	6.9100
Buy	10/21/2009	200	6.9400
Buy	10/21/2009	200	6.6750
Buy	10/22/2009	200	6.7000
Buy	10/22/2009	100	6.5100
Buy	10/22/2009	100	6.5100
Buy	10/22/2009	100	6.4800
Buy	10/22/2009	100	6.4300
Buy	10/22/2009	100	6.5000
Buy	10/26/2009	200	6.4400
Buy	10/26/2009	100	6.4400
Buy	10/26/2009	100	6.4400
Buy	10/26/2009	100	6.2500
Buy	10/26/2009	100	6.2000
Buy	10/27/2009	300	6.4000
Buy	10/27/2009	101	6.3000
Buy	10/29/2009	200	6.2100
Buy	10/29/2009	100	6.2800
Buy	10/30/2009	700	6.2000
Buy	11/05/2009	200	6.3300
Buy	11/09/2009	300	6.3300
Buy	11/09/2009	100	6.3900
Buy	11/09/2009	100	6.3900
Buy	11/09/2009	200	6.3000

Buy	11/10/2009	100	6.3000
Buy	11/10/2009	300	6.2500
Buy	11/12/2009	400	6.3000
Buy	11/16/2009	500	6.2000
Buy	11/16/2009	500	6.1700
Buy	11/17/2009	500	6.1000
Buy	11/19/2009	300	6.3000
Buy	11/19/2009	500	6.2200
Buy	11/23/2009	300	6.0700
Buy	11/23/2009	200	5.9800
Buy	11/25/2009	500	4.0000
Buy	11/30/2009	500	3.7000
Buy	11/30/2009	100	3.6900
Buy	11/30/2009	500	3.6500
Buy	11/30/2009	300	3.6468
Buy	11/30/2009	200	3.6700
Buy	11/30/2009	200	3.6300
Buy	11/30/2009	200	3.6300
Buy	12/01/2009	500	3.4900
Buy	12/03/2009	200	3.7800
Buy	12/03/2009	300	3.7800
Buy	12/03/2009	500	3.7500
Buy	12/07/2009	200	3.7900
Buy	12/07/2009	100	3.7800
Buy	12/07/2009	300	3.7500
Buy	12/08/2009	300	3.7000
Buy	12/08/2009	200	3.6500
Buy	12/10/2009	50	3.6000
Buy	12/10/2009	300	3.7400
Buy	12/14/2009	300	3.7397
Buy	12/15/2009	1	3.8000
Buy	12/17/2009	300	3.9000
Sell	04/12/2010	(100)	6.6200
Sell	04/12/2010	(500)	6.6900
Sell	04/12/2010	(200)	6.6900
Sell	04/13/2010	(100)	6.6500
Sell	04/13/2010	(100)	6.6500
Sell	04/13/2010	(100)	6.6500
Sell	04/13/2010	(100)	6.6500
Sell	04/13/2010	(200)	6.6800
Sell	04/14/2010	(300)	6.7600
Sell	04/14/2010	(300)	6.7600
Sell	04/14/2010	(300)	6.7600

Sell	04/15/2010	(400)	6.7000
Sell	04/15/2010	(400)	6.8000
Sell	04/15/2010	(200)	6.8200
Sell	04/15/2010	(400)	6.7500
Sell	04/16/2010	(100)	6.5900
Sell	04/16/2010	(100)	6.6100
Sell	04/16/2010	(100)	6.6200
Sell	04/16/2010	(500)	6.7500
Sell	04/16/2010	(100)	6.7500
Sell	04/19/2010	(300)	6.7500
Sell	04/19/2010	(200)	6.7600
Sell	04/19/2010	(300)	6.7700
Sell	04/19/2010	(300)	6.7800
Sell	04/19/2010	(200)	6.7400
Sell	04/20/2010	(100)	6.7200
Sell	04/20/2010	(400)	6.7700
Sell	04/20/2010	(305)	6.8000
Sell	04/21/2010	(400)	6.8500
Sell	04/21/2010	(500)	6.8520
Sell	04/21/2010	(400)	6.8500
Sell	04/21/2010	(300)	6.8900
Sell	04/22/2010	(400)	6.9300
Sell	04/22/2010	(300)	6.9500
Sell	04/22/2010	(100)	6.8700
Sell	04/22/2010	(200)	6.8700
Sell	04/22/2010	(200)	6.9000
Sell	04/22/2010	(200)	6.9000
Sell	04/22/2010	(300)	6.9110
Sell	04/22/2010	(300)	6.9100
Sell	04/22/2010	(200)	6.9100
Sell	04/23/2010	(200)	6.8200
Sell	04/23/2010	(500)	6.9000
Sell	04/23/2010	(200)	6.8300
Sell	04/23/2010	(300)	6.9000
Sell	04/23/2010	(300)	6.8900
Sell	04/23/2010	(300)	6.9100
Sell	04/23/2010	(200)	6.9300
Sell	04/26/2010	(300)	6.9300
Sell	04/26/2010	(300)	6.9300
Sell	04/26/2010	(300)	6.9500
Sell	04/26/2010	(300)	6.9500
Sell	04/26/2010	(400)	7.0000
Sell	04/27/2010	(100)	6.8800

Sell	04/27/2010	(300)	6.9200
Sell	04/27/2010	(200)	6.8900
Sell	04/27/2010	(300)	6.9300
Sell	04/27/2010	(400)	6.9000
Sell	04/28/2010	(300)	6.8400
Sell	04/28/2010	(100)	6.7900
Sell	04/28/2010	(100)	6.8000
Sell	04/28/2010	(500)	6.9300
Sell	04/29/2010	(300)	6.9100
Sell	04/29/2010	(200)	6.9100
Sell	04/29/2010	(300)	6.9500
Sell	04/29/2010	(200)	6.9100
Sell	04/30/2010	(102)	6.9600
Sell	04/30/2010	(200)	6.9000
Sell	05/03/2010	(300)	6.9200
Sell	05/03/2010	(172)	6.9200
Sell	05/03/2010	(100)	6.8400
Sell	05/03/2010	(100)	6.8700
Sell	05/04/2010	(100)	6.7600
Sell	05/04/2010	(200)	6.8300
Sell	05/04/2010	(100)	6.5500
Sell	05/04/2010	(226)	6.5500
Sell	05/05/2010	(100)	6.5300
Sell	05/05/2010	(100)	6.5100
Sell	05/05/2010	(400)	6.5100
Sell	05/06/2010	(200)	6.2500
Sell	05/11/2010	(24)	6.4000
Sell	05/12/2010	(200)	6.4600
Sell	05/12/2010	(200)	6.4600
Sell	05/12/2010	(100)	6.4500
Sell	05/12/2010	(500)	6.5000
Sell	05/13/2010	(100)	6.5400
Sell	05/13/2010	(200)	6.5700
Sell	05/13/2010	(100)	6.5600
Sell	05/13/2010	(100)	6.5600
Sell	05/13/2010	(500)	6.6000
Sell	05/13/2010	(100)	6.5300
Sell	05/13/2010	(100)	6.5300
Sell	05/13/2010	(100)	6.5400
Sell	05/13/2010	(100)	6.5600
Sell	05/13/2010	(299)	6.5700
Sell	05/13/2010	(300)	6.5700
Sell	05/14/2010	(100)	6.5300

Sell	05/14/2010	(100)	6.5200
Sell	05/17/2010	(200)	6.5600
Sell	05/17/2010	(200)	6.5800
Sell	05/17/2010	(100)	6.5700
Sell	05/17/2010	(200)	6.5700
Sell	05/17/2010	(100)	6.5700
Sell	05/17/2010	(200)	6.5500
Sell	05/17/2010	(100)	6.5500
Sell	05/17/2010	(100)	6.5500
Sell	05/17/2010	(200)	6.5800
Sell	05/17/2010	(100)	6.5800
Sell	05/17/2010	(100)	6.5500
Sell	05/17/2010	(100)	6.5300
Sell	05/17/2010	(100)	6.5300
Sell	05/17/2010	(100)	6.5400
Sell	05/17/2010	(300)	6.5700
Sell	05/17/2010	(100)	6.5400
Sell	05/17/2010	(100)	6.5300
Sell	05/17/2010	(300)	6.5700
Sell	05/17/2010	(500)	6.6300
Sell	05/18/2010	(500)	6.6800
Sell	05/18/2010	(200)	6.6800
Sell	05/18/2010	(500)	6.6800
Sell	05/18/2010	(100)	6.6400
Sell	05/18/2010	(100)	6.6400
Sell	05/18/2010	(300)	6.6600
Sell	05/18/2010	(300)	6.6800
Sell	05/18/2010	(200)	6.6800
Sell	05/18/2010	(500)	6.7000
Sell	05/18/2010	(500)	6.7200
Sell	05/18/2010	(100)	6.6900
Sell	05/18/2010	(200)	6.7200
Sell	05/18/2010	(400)	6.7600
Sell	05/18/2010	(100)	6.6900
Sell	05/19/2010	(100)	6.6000
Sell	05/19/2010	(200)	6.6000
Sell	05/19/2010	(100)	6.5000
Sell	05/19/2010	(100)	6.5000
Sell	05/19/2010	(300)	6.5300
Sell	05/19/2010	(500)	6.5500
Buy	05/26/2010	500	6.3360
Sell	05/27/2010	(200)	6.0300
Sell	05/28/2010	(200)	6.0100
Sell	05/28/2010	(200)	6.0000
Sell	05/28/2010	(432)	6.0000

IMPORTANT

Tell your Board what you think!  Your vote is important.  No matter how many shares of Common Stock you own, please give the BOT Group your proxy AGAINST the Reclassification proposed by the Company by taking three steps:

●	SIGNING the enclosed GOLD proxy card,

●	DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions.  Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed GOLD voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact SCB Advising, Inc. at the phone numbers set forth below.

SCB ADVISING, INC.

Please call: 1-877-786-3323 or 1-646-290-5243

GOLD PROXY CARD

BENIHANA INC.

SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF BENIHANA OF TOKYO, INC., RHA
TESTAMENTARY TRUST AND KEIKO ONO AOKI

THE BOARD OF DIRECTORS OF BENIHANA INC.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Hiro Kato and Keiko Ono Aoki, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Benihana Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company scheduled to be held on Monday, September 12, 2011, at 2:00 p.m., Eastern Time at Doral Golf Resort and Spa, 4400 NW 87th Ave., Miami, FL 33178, and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Special Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Special Meeting that are unknown to Benihana of Tokyo, Inc. (“BOT”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “AGAINST” PROPOSALS 1 AND 2.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Special Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

THE BOT GROUP RECOMMENDS A VOTE “AGAINST” THE RECLASSIFICATION PROPOSED BY THE COMPANY AND AGAINST ANY ADJOURNMENT OF THE SPECIAL MEETING

[X] Please mark vote as in this example

1.  TO APPROVE THE “RECLASSIFICATION” BY MEANS OF ADOPTING AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION, PURSUANT TO WHICH EACH SHARE OF CLASS A COMMON STOCK WILL BE RECLASSIFIED AS AND CHANGED INTO ONE SHARE OF COMMON STOCK; THE CLASS OF CLASS A COMMON STOCK (OF WHICH 32,500,000 SHARES ARE CURRENTLY AUTHORIZED) WILL BE ELIMINATED; CERTAIN OBSOLETE PROVISIONS RELATING TO THE COMPANY’S DUAL-CLASS COMMON STOCK STRUCTURE AND THE CLASS OF CLASS A COMMON STOCK WILL BE ELIMINATED; AND THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK WILL BE INCREASED FROM 12,000,000 TO 30,000,000 SHARES:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

2.  TO CONSIDER AND VOTE UPON THE PROPOSAL TO ADJOURN THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE RECLASSIFICATION.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

DATED:  ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.